UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2026
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Asana, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Folsom Street,	Suite 100
San Francisco,	CA	94107
(Address of Principal Executive Offices)		(Zip Code)
(415) 525-3888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors Effective at the 2026 Annual Meeting of Stockholders
On April 14, 2026, Mr. Matt Cohler, Mr. Adam D’Angelo, and Ms. Lorrie Norrington tendered to the Board of Directors (the “Board”) of Asana, Inc. (the “Company”) their resignations as directors of the Company, effective at the Company’s 2026 Annual Meeting of Stockholders, scheduled to be held on June 8, 2026 (the “Annual Meeting”). Mr. D’Angelo, a Class III director, will not be standing for re-election with the Class III directors at the Annual Meeting and is planning to remain in his role on the Board until such time. Mr. Cohler, a Class I director, and Ms. Norrington, a Class II director, are planning to remain in their respective roles on the Board until the Annual Meeting is concluded. Ms. Norrington has served on the Board since July 2019 and as Lead Independent Director since August 2021. Mr. D’Angelo and Mr. Cohler have served on the Board since December 2008 and November 2009, respectively. The departures of Ms. Norrington, Mr. D’Angelo, and Mr. Cohler are part of an orderly process of Board refreshment.

There were no disagreements between any of the departing directors and the Company, and their departures are not related to the operations, policies, or practices of the Company or any issues regarding accounting policies or practices. The Company thanks them for their years of service to the Company and their contributions to the Company’s success.

Effective with the resignations described herein, the size of the Board will be reduced from ten to seven Directors.

Appointment of New Lead Independent Director
The Board has appointed Ms. Krista Anderson-Copperman to succeed Ms. Norrington as the Lead Independent Director of the Board, effective at the conclusion of the Company’s 2026 Annual Meeting. Ms. Anderson-Copperman has served on the Board since July 2022, chairs the Compensation Committee of the Board, and serves on the Audit Committee of the Board.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: April 20, 2026	By:	/s/ Katie Colendich
Katie Colendich
General Counsel and Corporate Secretary